Aristotle Small Cap Equity Fund
Class I Shares
(Ticker Symbol: ARSBX)

A series of Investment Managers Series Trust

Supplement dated August 31, 2017, to the
Summary Prospectus dated May 1, 2017.

Effective September 1, 2017 (the “Effective Date”), Aristotle Capital Boston, LLC (the “Advisor”) has lowered its management fee from 0.85% to 0.75% of the Fund’s average daily net assets. In addition, as of the Effective Date, the Advisor has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, from 1.15% to 0.90% of the average daily net assets of the Fund's Class I shares. Accordingly, the Fund’s Summary Prospectus is supplemented by replacing the “Fees and Expenses” table with the following table:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Equity Fund.

Shareholder Fees (fees paid directly from your investment)		Class I Shares
Maximum sales charge (load) imposed on purchases		None
Maximum deferred sales charge (load)		None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)		1.00%
Wire fee		$20
Overnight check delivery fee		$25
Retirement account fees (annual maintenance fee)		$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.75%
Distribution (Rule 12b-1) fees		None
Other expenses		8.43%
Shareholder servicing fees	0.15%
All other expenses	8.28%
Acquired fund fees and expenses		0.08%
Total annual fund operating expenses[2]		9.26%
Fees waived and/or expenses reimbursed[3]		(8.28)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]		0.98%

1	The expense information in the table has been restated to reflect current fees.
2
The total annual fund operating expenses and total annual fund operating expenses after waiving fees and/or reimbursing expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3
The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Small Cap Equity Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.90% of the Small Cap Equity Fund’s average daily net assets. This agreement is in effect until April 30, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Small Cap Equity Fund, subject to certain limitations, of fees waived or payments made to the Small Cap Equity Fund for a period ending three full fiscal years after the date of the waiver or payment, provided that the reimbursement does not cause the Fund’s annual expense ratio to exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Small Cap Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Small Cap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Small Cap Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$100	$312	$542	$1,201

Effective September 1, 2017, all references in the Fund’s Summary Prospectus to the annual management fee and expense limitation arrangement are revised as indicated above.

Please file this Supplement with your records.